SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

THE PEOPLES BANCTRUST COMPANY, INC.

(Exact name of Registrant as Specified in Charter)

Alabama	0-13653	63-0896239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 Broad Street, Selma, Alabama 36701

(Address of Principal Executive Offices)

(334) 875-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 18, 2006, The Peoples BancTrust Company, Inc. (the “Company”) and The Peoples Bank and Trust Company, the Company’s wholly-owned subsidiary (the “Bank”), entered into an agreement (the “Agreement”) with Elam P. Holley, Jr. under which Mr. Holley will (i) resign from his position as executive officer of the Company and the Bank, (ii) resign as a member of the Board of Directors of each of the Company and the Bank, (iii) perform consulting services for the Company and the Bank, and (iv) enter into certain covenants with the Company and the Bank.

Pursuant to the Agreement, among other things:

•	Mr. Holley’s resignation will be effective October 18, 2006 (the “Resignation Date”).

•	From the Resignation Date through April 15, 2007 (the “Payment Term”), the Bank will pay to Mr. Holley amounts equal to his current base salary.

•	The Bank will pay to Mr. Holley $100,000 on or before July 31, 2007; and $100,000 on or before July 31, 2008.

•	The Company and the Bank will continue to provide and pay the premium for health and dental insurance until the earliest of Mr. Holley obtaining other medical coverage or expiration of the Payment Term.

•	Mr. Holley will receive benefits under (i) the Pension Plan in accordance with the terms of the plan; and (ii) the Executive Supplemental Retirement Plan that he would have received upon normal retirement age.

•	From the Resignation Date until October 1, 2008 (the “Consulting Term”), Mr. Holley will be engaged as an independent contractor to perform consulting services for the Company and the Bank. During the Consulting Term, Mr. Holley will observe certain covenants with the Company and the Bank, including a standstill agreement, voting of his shares of Company common stock, and confidentiality of information, knowledge or data of the Company and its affiliates.

The information set forth in the Agreement filed as Exhibits 10.1 is incorporated in this Item 1.01 by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 18, 2006, Elam P. Holley, Jr. resigned as Senior Executive Vice President of the Company, President of the Bank’s Birmingham Region, and a director of each of the Company and the Bank. In connection with his resignation, Mr. Holley entered into the Agreement described in Item 1.01 and filed as Exhibit 10.1 to this Current Report on Form 8-K.

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The information set forth in Item 1.01 and Exhibit 10.1 is incorporated in this Item 5.02 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1	Agreement between the Company, the Bank and Elam P. Holley, Jr. dated October 18, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2006	THE PEOPLES BANCTRUST COMPANY, INC.

	By:	/s/ Andrew C. Bearden, Jr.
	Name:	Andrew C. Bearden, Jr.
	Title:	Executive Vice President and Chief Financial Officer